                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                        ICF KAISER INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14a.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------

Notes:

 ===============================================================================

                   [LETTER HEAD OF ICF KAISER APPEARS HERE]


                       ICF Kaiser International, Inc.
                               9300 Lee Highway
                         Fairfax, Virginia  22031-1207

===============================================================================

                                                                    May 24, 1995
Dear Shareholder:

     The 1995 Annual Meeting of Shareholders will be held on Friday, June 23, 1995, at ICF Kaiser International's headquarters, 9300 Lee Highway, Fairfax, Virginia 22031-1207. The matters on the meeting agenda are described on the following pages. The meeting will start promptly at 9:00 a.m.

     This year you are being asked to elect three directors, each to a three-year term expiring at the 1998 Annual Meeting of Shareholders. You also are being asked to approve the appointment of Coopers & Lybrand L.L.P. as the independent public accountants of ICF Kaiser International, Inc. for the fiscal year ending February 29, 1996. The Board of Directors recommends a vote FOR the election of the three directors and FOR the approval of the appointment of Coopers & Lybrand L.L.P.

     If you are a shareholder of record, you will receive a proxy card for the shares of ICF Kaiser International, Inc. Common Stock you hold in your own name. If you are a participant in the ICF Kaiser International, Inc. Employee Stock Ownership Plan and/or the ICF Kaiser International, Inc. Section 401(k) Plan, this proxy card also will include the number of shares allocated to you under those Plans.

     A very high percentage of our shareholders hold their stock in street names which means that the shares are registered in brokers' names rather than the shareholders' names. If you want to vote your street name shares personally, you must contact your broker directly in order to obtain a proxy issued to you by your broker. If you fail to bring a broker-issued proxy to the meeting, you will not be able to vote the shares held by the broker on your behalf.

     We urge you to mail your proxy card to our registrar and transfer agent as promptly as possible using the envelope provided. Please mail your proxy card whether or not you plan to attend the June 23 meeting. Giving your proxy will not affect your right to vote in person if you decide to attend the meeting. If you wish to have someone other than the persons named on the enclosed proxy card vote for you, you may cross out their names on your proxy card and insert the name of another person who will be at the meeting. You then must give your signed proxy card to that person, otherwise he or she cannot vote on your behalf at the meeting.

     ICF Kaiser International's headquarters are located in Fairfax, Virginia, near the Vienna station on the Orange Line of the Washington, DC area Metro. On the day of the meeting, there will be a shuttle bus service departing at frequent intervals from the south side of the Vienna station and returning to the station after the meeting.

                                  Sincerely,


                                  /s/James O. Edwards
                                  James O. Edwards
                                  Chairman and Chief Executive Officer

================================================================================

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

================================================================================



To the Shareholders of ICF Kaiser International, Inc.:

     The 1995 Annual Meeting of Shareholders of ICF Kaiser International, Inc. will be held at ICF Kaiser International, Inc.'s headquarters, 9300 Lee Highway, Fairfax, Virginia 22031-1207, on Friday, June 23, 1995, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

          1. to elect three (3) directors, each for a three-year term expiring at the 1998 Annual Meeting of Shareholders, and until their successors are elected and have been qualified;

          2. to approve the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending February 29, 1996; and

          3. to act on such other matters as may properly come before the meeting or any adjournment thereof.

     In accordance with the ICF Kaiser International, Inc. By-laws, the Board of Directors has fixed the close of business on Wednesday, May 3, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the 1995 Annual Meeting of Shareholders and at any adjournment thereof.

     YOUR PROXY IS IMPORTANT. EVEN IF YOU HOLD ONLY A FEW SHARES, AND WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO DATE, SIGN, AND MAIL THE PROXY CARD YOU RECEIVE IN THE POSTAGE-PAID ENVELOPE THAT IS PROVIDED. YOU MAY REVOKE YOUR PROXY AT ANY TIME, AND THE GIVING OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING AND VOTE AT THAT TIME.

     This notice is given pursuant to direction of the Board of Directors.


                         /s/Paul Weeks

                         Paul Weeks, II
                         Senior Vice President, General Counsel, and Secretary

Fairfax, Virginia
May 24, 1995

================================================================================

                                PROXY STATEMENT

================================================================================

     This Proxy Statement is furnished to shareholders of ICF Kaiser International, Inc. ("ICF Kaiser" or the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of the Company to be held on Friday, June 23, 1995, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The record date for determining shareholders entitled to vote at the Annual Meeting is May 3, 1995 (the "Record Date"). If you are a shareholder of record on that date, you will receive a proxy card from the Company for the shares of ICF Kaiser International, Inc. common stock, par value $0.01 per share ("Common Stock"), you hold in your own name. Each shareholder who is a participant in the ICF Kaiser International, Inc. Employee Stock Ownership Plan (the "ESOP") and/or the ICF Kaiser International, Inc. Section 401(k) Plan (the "401(k) Plan") will receive a proxy card that shows both his or her shareholdings of record (if any) and the number of shares of Common Stock allocated to his or her account under the ESOP and/or the 401(k) Plan. The number of ESOP-allocated shares shown on these proxy cards is current as of February 28, 1995; the number of 401(k) Plan-allocated shares is current as of March 31, 1995.

     The enclosed proxy is solicited by the Board of Directors of the Company. Please complete and sign the proxy card you receive and return it to the Company as soon as possible. Any shareholder giving a proxy has the power to revoke it at any time before it is voted. Unless the proxy is revoked, all proxy cards that are properly executed and received at or prior to the meeting will be voted in accordance with their specifications. If no contrary instruction is indicated in the proxy card or if the proxy card is properly executed but the voting "boxes" are left blank, it will be voted FOR the election of directors as nominated and FOR approval of the appointment of Coopers & Lybrand L.L.P., and in the discretion of the person(s) named as the proxy if any other business properly comes before the meeting.

     The Annual Report of the Company for the fiscal year ended February 28, 1995 (including financial statements), the Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card initially were mailed in a single envelope to shareholders on or about May 24, 1995. The Company has borne the cost of preparing, assembling, and mailing these items. If it is necessary to solicit shareholders' votes on the matters described in this Proxy Statement, such solicitation may be conducted (by telephone and personal interview) by directors, officers, and employees of the Company without special compensation. The Company also has made arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of proxy soliciting material to the beneficial owners of the Company's Common Stock. The Company will reimburse those brokerage firms, custodians, nominees, and fiduciaries for their expenses in connection with those activities.

================================================================================
              VOTING SECURITIES OF THE COMPANY AND CERTAIN SHAREHOLDINGS
================================================================================

====================================================================================================
           Classes of Capital Stock               Number of Shares            Total Number of
    Outstanding as of the Record Date and           Outstanding            Votes per Class as of
    Entitled to Vote at the Annual Meeting     as of the Record Date          the Record Date
---------------------------------------------------------------------------------------------------
Common Stock                                         20,980,960                  20,980,960
Series 2D Senior Preferred Stock                            200                   2,380,952
----------------------------------------------------------------------------------------------------
TOTAL                                                                            23,361,912
====================================================================================================


--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                       Page 1

     The shares of Common Stock and the Series 2D Senior Preferred Stock will vote together as a single class in the election of directors and the approval of the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for fiscal year 1996. The By-laws of the Company require that the holders of a majority in voting amount of the issued and outstanding shares of the Company entitled to vote at the Annual Meeting of Shareholders be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting. Assuming that such a quorum is present for the June 23, 1995, meeting, the affirmative vote of the holders of a majority in voting amount of the shares voting, in person or by proxy, will determine the election of the directors and whether the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for fiscal year 1996 is approved. Abstentions and broker non-votes will be counted as present for the purpose of computing the quorum, but will not be counted as affirmative votes.

=======================================================================================================
        Name and Address of Beneficial Owners                      Amount and
             of More Than 5% of Any Class                          Nature of            Percent of
       of the Voting Securities of the Company                     Beneficial         Class of Stock
                                                                   Ownership
=======================================================================================================
Common Stock
-------------------------------------------------------------------------------------------------------
    ICF Kaiser International, Inc. Employee Stock                   2,211,042        10.5% of
      Ownership Trust                                              shares (1)        Common Stock
    9300 Lee Highway
    Fairfax, VA  22031
-------------------------------------------------------------------------------------------------------
    ICF Kaiser International, Inc. Retirement Plan                  1,142,874        5.5% of
    c/o U.S. Trust Company of California, N.A.                     shares (2)        Common Stock
    555 South Flower St., Suite 2700
    Los Angeles, CA  90071
-------------------------------------------------------------------------------------------------------
    FIMA Finance Management Inc.                                    2,680,952        11.3% of
    Citco Building, Wickhams Cay, P.O. Box 662                     shares (3)        Common Stock
    Road Town, Tortola, British Virgin Islands
-------------------------------------------------------------------------------------------------------
    Mathers & Company, Inc., Mathers Fund, Inc., and                2,410,569        11.5% of
      Henry van der Eb                                             shares (4)        Common Stock
    100 Corporate North, Suite 201
    Bannockburn, IL 60015
-------------------------------------------------------------------------------------------------------
    State of Wisconsin Investment Board                             2,055,000        9.8% of
    P.O. Box 7842                                                  shares (5)        Common Stock
    Madison, WI  53707
-------------------------------------------------------------------------------------------------------
Series 2D Senior Preferred Stock
-------------------------------------------------------------------------------------------------------
    EXOR America, Inc.                                         200 shares (3)        100% of
    375 Park Avenue                                                                  Series 2D Senior
    New York, NY 10152                                                               Preferred Stock
=======================================================================================================

(1) Share amount stated as of May 3, 1995. The ESOP Trustees are James O. Edwards, Michael K. Goldman, and Marcy A. Romm. All of the shares of Common Stock held by the ESOP are allocated to individual ESOP participants' accounts and are voted by those participants. The ESOP Trustees have investment power over all of the shares of Common Stock held by the ESOP. Each ESOP Trustee disclaims beneficial ownership of the shares of Common Stock held by the ESOP. The individual shareholdings of Mr. Edwards are shown on page 3 of this Proxy Statement. Mr. Goldman beneficially owns 144,178 shares of Common Stock, 61,000 of which are shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. Ms. Romm beneficially owns 21,715 shares of Common Stock, 1,750 of which are shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. The ESOP Trustees' address is 9300 Lee Highway, Fairfax, VA 22031.

(2) Share amount stated as of December 31, 1995. The members of the Retirement Plan Committee are James O. Edwards, Michael K. Goldman, and Marcy A. Romm. Of the 1,142,874 shares of Common Stock held by the Retirement


--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                       Page 2

Plan, a total of 221,650 shares at February 28, 1995, were held in directed investment accounts in which the participants have investment power over their allocated shares. The Retirement Plan Committee members and U.S. Trust Company of California, N.A. (the "Trustee") have investment power over the remaining shares held by the Retirement Plan but not held in directed investment accounts. The Retirement Plan Committee members direct the Trustee how to vote all of the shares of Common Stock held by the Retirement Plan. Each Retirement Plan Committee member disclaims beneficial ownership of the shares of Common Stock held by the Retirement Plan. Mr. Goldman and Ms. Romm have no shares of Common Stock in their directed investment accounts under the Plan. Mr. Edwards' shareholdings are shown below.

(3) FIMA owns Series 2D Warrants for the purchase of 2,680,952 shares of Common Stock. EXOR America, Inc. owns 200 shares of Series 2D Senior Preferred Stock. EXOR America, Inc. and FIMA are wholly owned subsidiaries of EXOR Group, 2 Blvd. Royal, Luxembourg. The Amended and Restated Certificate of Incorporation of the Company limits the total vote of the Series 2D Senior Preferred Stock to 2,380,952 votes. Gian Andrea Botta, a director of the Company, is the President of EXOR America. Mr. Botta disclaims beneficial ownership of the shares of Series 2D Senior Preferred Stock and of the Series 2D Warrants.

(4) The information with respect to the shares of Common Stock beneficially owned by Mathers and Company, Inc. and Mathers Fund, Inc. (firms which are controlled by common officers), and by Henry van der Eb (President of Mathers and Company and Chairman of the Mathers Fund) is based on a Report on Schedule 13G Amendment No. 3 dated February 9, 1995, which was filed with the SEC and which reports share ownership information as of December 31, 1994.

(5) The information with respect to the shares of Common Stock beneficially owned by the State of Wisconsin Investment Board is based on a Report on
Schedule 13G Amendment No. 3 dated February 13, 1995, which was filed with the SEC and which reports share ownership information as of December 31, 1994.

========================================================================================================
              Certain Beneficial Owners                 Amount and Nature of               Percent of
               as of the Record Date                  Beneficial Ownership (1)           Common Stock
========================================================================================================
 (i)   Nominees for Director
--------------------------------------------------------------------------------------------------------
         James O. Edwards                                378,910 shares (2)                 1.8%
         Rebecca P. Mark                                   6,000 shares (3)                   *
         Richard K. Nason                                  7,005 shares (4)                   *
--------------------------------------------------------------------------------------------------------
 (ii)  Directors Continuing in Office
--------------------------------------------------------------------------------------------------------
         Gian Andrea Botta                                 6,000 shares (5)                   *
         Tony Coelho                                      13,000 shares (6)                   *
         Frederic V. Malek                                30,000 shares (7)                   *
         Robert W. Page, Sr.                               6,000 shares (8)                   *
         Marc Tipermas                                   231,473 shares (9)                 1.1%
--------------------------------------------------------------------------------------------------------
 (iii) Current Executive Officers Named in the Summary Compensation Table
--------------------------------------------------------------------------------------------------------
         James O. Edwards                                378,910 shares (2)                 1.8%
         Chairman and Chief Executive Officer
         Stephen W. Kahane                               170,208 shares(10)                   *
         Executive Vice President
         Douglas W. McMinn                                85,704 shares(11)                   *
         Executive Vice President
         Alvin S. Rapp                                   108,105 shares(12)                   *
         Executive Vice President
         Marc Tipermas                                   231,473 shares (9)                 1.1%
         Executive Vice President
-------------------------------------------------------------------------------------------------------
 (iv) All Directors and Executive Officers as a Group
-------------------------------------------------------------------------------------------------------
         18 persons                                    1,315,114 shares(13)                 6.3%
=======================================================================================================

Less than 1%            The footnotes to this table are on the following page.


------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                     Page 3

Footnotes to the Table Showing Beneficial Common Stock Ownership of Directors and Officers

(1) A person is deemed to be a beneficial owner of the Company's stock if that person has voting or investment power (or voting and investment powers) over any shares of capital stock or has the right to acquire such shares within 60 days from the May 3, 1995, Record Date. With respect to ownership of shares which are held by the ESOP but allocated to ESOP participants' accounts, the unaudited information is current as of February 28, 1995. With respect to ownership of shares which are held in the Company's 401(k) Plan but allocated to participants' accounts, the information is current as of March 31, 1995. For shares shown in the following footnotes as being held in directed investment accounts in the Retirement Plan, the beneficial owners named below have investment power but not voting power over those shares.

(2) Mr. Edwards' share ownership includes 2,575 shares allocated to his ESOP account, 4,111 shares allocated to his 401(k) Plan account, 60,091 shares in his directed investment account under the Retirement Plan, and 37,500 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. Mr. Edwards also is a Trustee of the ESOP and a member of the Retirement Plan Committee; as such, he has shared investment power over 2,211,042 shares and 1,142,874 shares held by the ESOP and the Retirement Plan, respectively. He also has shared voting power over 1,142,874 shares held by the Retirement Plan. Mr. Edwards disclaims beneficial ownership of the shares held in these Plans.

(3) Ms. Mark's share ownership includes 6,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.

(4) Mr. Nason's share ownership includes 212 shares allocated to his ESOP account, 6,126 shares allocated to his 401(k) account, and 667 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.

(5) Mr. Botta's share ownership includes 6,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.

(6) Mr. Coelho's share ownership includes 12,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.

(7) Mr. Malek's share ownership includes 15,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.

(8) Mr. Page's share ownership includes 6,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.

(9) Dr. Tipermas' share ownership includes 7,698 shares allocated to his ESOP account and 7,525 shares in his directed investment account under the Retirement Plan, and 31,250 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.

(10) Dr. Kahane's share ownership includes 6,734 shares allocated to his ESOP account and 5,952 shares in his directed investment account under the Retirement Plan, and 25,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.

(11) Mr. McMinn's share ownership includes 5,063 shares allocated to his ESOP account, 518 shares in his directed investment account under the Retirement Plan, and 40,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.

(12) Mr. Rapp's share ownership includes 20,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.

(13) This total includes 45,070 shares allocated to ESOP accounts, 76,447 shares in directed investment accounts under the Retirement Plan, 10,237 shares in 401(k) Plan accounts, and 324,030 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                       Page 4

================================================================================
                             ELECTION OF DIRECTORS
================================================================================

    The Board of Directors currently consists of the following eight directors:

                                                       Term to Expire
                                                       --------------
               Tom Bradley                          1995
               James O. Edwards                     1995
               Rebecca P. Mark                      1995
               Frederic V. Malek                            1996
               Robert W. Page, Sr.                          1996
               Gian Andrea Botta                                    1997
               Tony Coelho                                          1997
               Marc Tipermas                                        1997

     At the Annual Meeting of Shareholders held in 1992, the shareholders voted to "classify" the Board of Directors, that is, to elect the directors to three-year terms, with one-third of the directors standing for election in any one year. Three directors are to be elected at this Annual Meeting for three-year terms each ending at the 1998 Annual Meeting of Shareholders, and until their successors are elected and have been qualified. Mr. Bradley has decided not to stand for re-election as a Director of the Company. Accepting the recommendation of its Nominating Committee, the Board of Directors has nominated Mr. Edwards, Ms. Mark, and Mr. Richard K. Nason, each for election to a three-year term ending in 1998.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

EACH FOR A THREE-YEAR TERM EXPIRING AT THE 1998 ANNUAL MEETING OF SHAREHOLDERS

     JAMES O. EDWARDS, 51, has been Chairman of the Board and Chief Executive Officer of ICF Kaiser International, Inc. since its establishment in 1987. He also was President of ICF Kaiser International from 1987 to 1990. In 1974, he joined ICF Incorporated, the predecessor of ICF Kaiser International, and was its Chairman and Chief Executive Officer from 1986 until the 1987 establishment of ICF Kaiser. Mr. Edwards graduated from Northwestern University (B.S.I.E.) and Harvard University (M.B.A., High Distinction, George F. Baker Scholar).

     REBECCA P. MARK, 40, is Chairman, President, and Chief Executive Officer of Enron Development Corporation. She is responsible for Enron's project development activities worldwide (excluding the U.S.) in power generation, pipelines, LNG, and liquid fuels. Ms. Mark joined Enron Corp. in 1982 and joined Enron Power Corp.'s executive management team when the company was established in 1986. Before joining Enron, Ms. Mark held executive positions with Continental Resources Company and First City National Bank of Houston. Ms. Mark has been a director of ICF Kaiser International, Inc. since 1993. Ms. Mark graduated from Baylor University (B.S. and M.I.M.) and Harvard University (M.B.A.).

     RICHARD K. NASON, 53, has been an Executive Vice President and the Chief Financial Officer of the Company since December 1994; he had been a Senior Vice President and the Treasurer of the Company since April 1994. He joined the Company as Senior Vice President - Internal Audit in June 1993. From 1991 to 1993, Mr. Nason was Executive Vice President and Chief Financial Officer for The Artery Organization, Inc., a private real estate development and management company in Bethesda, Maryland. From 1988 to 1991, Mr Nason was Senior Vice President for Finance and Planning for Griffin Homes in California. Mr. Nason was Senior Vice President of Marriott Corporation and its subsidiary Host International, Inc. from 1977 to 1988. Mr. Nason graduated cum laude from Washington and Jefferson College (B.A.) and the Wharton Graduate School of Finance and Commerce, University of Pennsylvania (M.B.A.). He also attended the Executive Program at The Darden School, University of Virginia.



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                       Page 5

DIRECTORS CONTINUING IN OFFICE


TERMS EXPIRING IN 1996

     FREDERIC V. MALEK, 58, is Chairman of Thayer Capital Partners, a merchant bank. In 1992, he was Campaign Manager, Bush-Quayle '92; he also has been Co-chairman of the Board of Directors of CB Commercial Group (formerly Coldwell Banker Commercial Group) since 1989. He was Vice Chairman of Northwest Airlines from July 1990 to December 1991. He was President of Northwest Airlines from October 1989 to July 1990. From August 1978 to December 1988, Mr. Malek served as Executive Vice President of Marriott Corporation and from January 1981 to May 1988 as President of Marriott's Hotels and Resorts Division. Mr. Malek has been a director of ICF Kaiser International, Inc. since 1989. He also serves as a director of American Management Systems, Inc.; Automatic Data Processing, Inc.; Avis, Inc.; CB Commercial Group; FPL Group, Inc.; Manor Care, Inc.; National Education Corp.; Northwest Airlines; and PaineWebber Mutual Funds. Mr. Malek graduated from the United States Military Academy (B.S.) and Harvard University (M.B.A.).

     ROBERT W. PAGE, SR., 68, retired as an Executive Vice President at McDermott International, Inc., a leading energy service company, in 1993. Prior to joining McDermott in 1990, Mr. Page served as Assistant Secretary of the Army for Civil Works. He also served as Chairman of the Panama Canal Commission. From 1981 to 1987, Mr. Page worked for Kellogg Rust, Inc., of Houston, Texas, where he held the positions of Chairman and Chief Executive Officer. From 1976 to 1981, Mr. Page was President and Chief Executive of Rust Engineering. Mr. Page has been a director of ICF Kaiser International, Inc. since 1993. He holds a B.S. in architectural engineering from Texas A & M University.

TERMS EXPIRING IN 1997

     GIAN ANDREA BOTTA, 41, currently is President of EXOR America, Inc., a subsidiary of EXOR Group. He had been Vice President of Acquisitions of EXOR America (formerly IFINT-USA Inc.) from 1987 to 1993. EXOR Group is the international investment holding unit of the Agnelli Group, a diversified holding company. Mr. Botta has been a director of ICF Kaiser International, Inc. since March 1993. Mr. Botta also is a director of Lear Seating Corporation and a trustee of Corporate Property Investor. Mr. Botta received a degree in economics and business administration in 1975 from the University of Torino, Italy.

     TONY COELHO, 52, has been a Managing Director of Wertheim Schroder & Co. Incorporated, a New York-based international investment banking and securities firm, since 1989. He also serves on the firm's Executive Committee, and serves as President and Chief Executive Officer of Wertheim Schroder Investment Services, Inc. From 1979 to 1989, Mr. Coelho was a member of the U.S. House of Representatives from California, and from 1986 to 1989 he served as House Majority Whip. Mr. Coelho has been a director of ICF Kaiser International, Inc. since 1990. He also is a director of Circus Circus Enterprises, Inc.; Crop Growers Corporation; Specialty Retail Group, Inc.; Service Corporation International; Tanknology Environmental, Inc.; and Tele-Communications, Inc.

     MARC TIPERMAS, 47, has been Executive Vice President and Director of Corporate Development for ICF Kaiser International, Inc. since 1993. He has held senior management positions in several of ICF Kaiser's operating subsidiaries since joining the Company in 1981. From 1977 to 1981, Dr. Tipermas was employed by the U.S. Environmental Protection Agency where he was the Director of the Superfund Policy and Program Management Office from 1980 to 1981. Prior to joining EPA, he was Assistant Professor of Political Science at the State University of New York at Buffalo from 1975 to 1977. Dr. Tipermas has been a director of ICF Kaiser International, Inc. since 1993. Dr. Tipermas graduated from the Massachusetts Institute of Technology (S.B.) and Harvard University (A.M., Ph.D.).



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                       Page 6

INFORMATION REGARDING THE BOARD OF DIRECTORS

     The Board of Directors is responsible for the overall affairs of the Company. In fiscal year 1995, the Board of Directors held four meetings. SEC rules require that we report any director's failure to attend at least 75% of the meetings he or she was eligible to attend in fiscal year 1995. Mr. Coelho and Ms. Mark failed to attend at least 75% of the Board and committee meetings each was eligible to attend.

     To assist the Board of Directors in carrying out its responsibilities, the Board has delegated certain authority to several permanent committees, the membership and duties of which are as follows:

================================================================================
                     COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------
EXECUTIVE           AUDIT          COMPENSATION      CORPORATE      NOMINATING
COMMITTEE         COMMITTEE         COMMITTEE       DEVELOPMENT     COMMITTEE
                                                     COMMITTEE
--------------------------------------------------------------------------------
Mr. Edwards,      Mr. Malek,       Mr. Coelho,      Dr. Tipermas,   Mr. Page,
Chairman          Chairman         Chairman         Chairman        Chairman
Mr. Botta         Mr. Botta **     Mr. Botta        Mr. Bradley     Mr. Bradley
Mr. Coelho        Mr. Edwards **   Mr. Malek        Ms. Mark        Mr. Edwards
Mr. Malek         Ms. Mark         Mr. Edwards **   Mr. Page
Mr. Page          Mr. Page
Dr. Tipermas      Mr. Nason **
================================================================================

** Non-voting member with right to attend the Committee meetings. As the Company's Chief Financial Officer, Mr. Richard K. Nason is an ex-officio member of the Audit Committee.

     EXECUTIVE COMMITTEE. The Executive Committee, except as limited by Delaware law, may exercise any of the powers and perform any of the duties of the Board of Directors. It has the full authority to act on behalf of the Board of Directors. There were eight meetings of the Executive Committee during fiscal year 1995; it also acted by written consent in lieu of meetings of the Committee during fiscal year 1995.

     AUDIT COMMITTEE. The Audit Committee met once in fiscal year 1995. The Audit Committee reviews the financial statements of the Company and other financial matters with the Company's independent public accountants and, when appropriate, reviews future Company transactions with related parties that raise the possibility of a conflict of interest. All members of the Audit Committee are disinterested directors as required by the rules of the New York Stock Exchange on which the Company's Common Stock is traded.

     COMPENSATION COMMITTEE. The Compensation Committee (a) reviews and approves (or recommends to the entire Board of Directors) the annual salary, bonus, and other benefits (direct and indirect) of the Chief Executive Officer, executive officers, and other designated members of management; (b) reviews and submits to the full Board recommendations concerning new executive compensation or stock plans; (c) establishes, and periodically reviews, the Company's policies in the area of management perquisites; (d) administers the Company's employee benefit and stock plans to the extent such plans require Board of Directors involvement; and (e) determines, when appropriate, whether indemnification of officers, directors and/or employees should be provided in particular cases. The Compensation Committee met twice during fiscal year 1995; it also acted by written consent in lieu of meetings of the Committee during fiscal year 1995.

     CORPORATE DEVELOPMENT COMMITTEE. The Corporate Development Committee coordinates the Corporation's marketing, technology assessment, and acquisition activities. One meeting was held during fiscal year 1995.



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                       Page 7

     NOMINATING COMMITTEE. The Nominating Committee (a) develops the criteria for Board membership, (b) proposes to the Board of Directors nominees who meet the criteria for Board membership to fill vacancies on the Board of Directors as they occur, (c) applies the criteria for Board membership to incumbent directors in advance of the time when a director would otherwise be expected to be nominated for re-election, (d) subject to compliance with state law, recommends removal of directors in those unusual circumstances where removal may be warranted prior to expiration of a director's term of office, and (e) considers and recommends to the Board of Directors the types, functions, and membership of Board committees. The Nominating Committee will consider candidates for director recommended by shareholders, if the recommendations are submitted in writing to the Secretary of the Corporation. The procedures and time periods for submitting such recommendations are explained on page 26 of this Proxy Statement. The Nominatig Committee acted by written consent in lieu of meetings during fiscal year 1995.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company are paid $1,000 for attendance at each meeting of the Board of Directors and $750 for attendance at each meeting of a committee of the Board of Directors of which the director is a member. In addition, each non-employee director receives an annual retainer of $20,000, payable in advance in quarterly installments, and each is reimbursed for his or her expenses incurred in connection with his or her Board service. Directors of the Company who also are employees of the Company are not compensated separately for their service as directors.

     Under the ICF Kaiser International, Inc. Non-employee Directors Stock Option Plan, each director of the Company who is not an employee of the Company ("Non-employee director") receives a five-year option to purchase 3,000 shares of Common Stock on the day he or she commences his or her initial term of service as a director. In addition, each Non-employee director elected at or continuing in office following the Company's Annual Meeting of Shareholders receives an option to purchase 3,000 shares of Common Stock on the date of the meeting in each calendar year after the year in which the Non-employee director received his or her initial option grant. The purchase price of each share of Common Stock subject to an option granted under the plan is the fair market value of the Common Stock on the date the option is granted. Each option becomes fully exercisable at the close of business on the next business day following the date on which the option was granted. Options are not assignable or transferable other than by will or by the laws of descent and distribution. Options are exercisable during an optionee's lifetime only by the optionee or his or her guardian.

================================================================================
          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
================================================================================

     The independent directors of the Company who were voting members of the Compensation Committee during fiscal year 1995 were Tony Coelho (Chairman), Gian Andrea Botta, and Frederic V. Malek. The full Board of Directors has designated an inside director of the Company, James O. Edwards (the CEO of the Company) as an ex-officio, non-voting member of the Committee. SEC rules require that
   ----------
whenever there is insider participation in compensation decisions, certain disclosures must accompany the identification of the participating insiders.
The following paragraphs provide these required disclosures with respect to Mr. Botta and Mr. Edwards.

     MR. BOTTA. Mr. Botta is the President of Exor America, Inc., the holder of the Company's Series 2D Senior Preferred Stock. The Company is obligated to redeem the Series 2D Senior Preferred Stock no later than January 13, 1997.
Exor America is an affiliate of the holder of the Company's Series 2D Warrants. The holder of the Series 2D Warrants, instead of exercising the warrants, will be able to (a) require the Company to issue it shares of Common Stock with an aggregate market value equal to the difference between (i) the then-current market price for the Common Stock and (ii) 90% of the exercise price of the Series 2D Warrants then in effect, multiplied by the number of Series 2D Warrants for which the holder is requiring such issuance. In addition, for 15 days prior to and ending on the expiration date of the Series 2D Warrants (May 25, 1997),



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                       Page 8
the holder of the warrants, instead of exercising the warrants or having Common Stock issued as described in (a) above, will be able to (b) require the Company to pay it cash in the amount of the difference between the then-current market price for the Common Stock and the exercise price of the Series 2D Warrants then in effect, multiplied by the number of Series 2D Warrants for which the holder is requiring that cash payment. If the Company cannot make the cash payment referred to in (b) above without violating a covenant or covenants contained in its debt agreements, the Company would be obligated to make the payment in shares of Common Stock as described in (a) above. Pursuant to the terms of the Series 2D Senior Preferred Stock, EXOR America has the right to designate a nominee for election to the Board of Directors. Since March 1, 1993, Mr. Botta has been EXOR America's nominee to the Board of Directors.

     MR. EDWARDS. As part of his new employment agreement which is described on page 18 of this Proxy Statement, Mr. Edwards' then-outstanding indebtedness to the Company was restructured. Mr. Edwards had been indebted to the Company under promissory notes dated January 14, 1991, August 22, 1991, and January 24, 1992, in the respective principal amounts (and per annum interest rates) of $622,740 (at 9%), $50,000 (at 9%), and $150,000 (at 8%) (collectively, the
"Predecessor Notes"). As of December 31, 1994, the accrued interest on the Predecessor Notes totaled $205,326.27. All of these loans had been provided to Mr. Edwards pursuant to his previous compensation agreement with the Company in return for agreements restricting his ability to sell his stock, were secured by a pledge of 130,665 shares of ICF Kaiser Common Stock (the "Pledged Shares"), and were non-recourse to Mr. Edwards. Mr. Edwards has signed an amended and restated promissory note in the amount of $1,028,066.27 dated December 31, 1994, which is a continuation of the Predecessor Notes, bears interest at 6.34% per annum, is secured by the Pledged Shares, is non-recourse to Mr. Edwards, and is due on December 31, 1997 (with accrued interest from December 31, 1994). The largest aggregate amount of Mr. Edwards' indebtedness to the Company outstanding at any time during fiscal year 1995 was $1,038,244.76. It is the Company's intention to retire the debt when the value of the collateral reaches the amount owed.

     In fiscal year 1995, Mr. Edwards had a margin loan with a brokerage firm that was collateralized by shares of Common Stock owned by Mr. Edwards. When the Common Stock began trading at a price below $3 per share, the brokerage firm considered calling for the repayment of the margin loan or selling all or some of the shares of pledged Common Stock. Following discussions with the brokerage firm, the Company agreed on a temporary basis to guarantee the repayment of Mr. Edwards' margin loan with that firm. The guarantee was for an amount not to exceed $239,000 and expired on August 15, 1994.

     Executive compensation paid to Mr. Edwards during fiscal years 1993, 1994, and 1995 is described on pages 11 - 16 of this Proxy Statement.


================================================================================
                  CERTAIN TRANSACTIONS WITH CERTAIN DIRECTORS
================================================================================

     The Company's transactions with Mr. Botta and Mr. Edwards are described in the immediately preceding section of this Proxy Statement.

     The Company's employment agreements with Mr. Edwards and Dr. Tipermas are described on pages 18 and 19, respectively, of this Proxy Statement.



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                       Page 9

================================================================================
           APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================

     Unless otherwise indicated on any proxy, it is intended that shares represented by proxies at the Annual Meeting of Shareholders will be voted in favor of the appointment of Coopers & Lybrand L.L.P. as independent public accountants to audit the financial statements of the Company for the fiscal year ending February 29, 1996. The Board of Directors has recommended the appointment of that firm, which has acted as the independent public accountants of the Company since fiscal year 1989.

     The Company expects that representatives of Coopers & Lybrand L.L.P. will be present at the meeting and will be available to respond to appropriate questions. They will be given an opportunity to make a statement if they desire to do so.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS. PROXIES SOLICITED BY THE MANAGEMENT WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                      Page 10

================================================================================
                            EXECUTIVE COMPENSATION
================================================================================

     The following table shows the compensation received by the Chief Executive Officer and the other four most highly compensated executive officers of the Company (the "Named Executive Officers") for the three fiscal years ended February 28, 1995. The table shows the amounts received by each Named Executive Officer for all three fiscal years or for the entire period the Named Executive Officer was an executive officer of the Company.

                          SUMMARY COMPENSATION TABLE

====================================================================================================================================
                              Annual Compensation                     Long-term Compensation
                        ---------------------------------------------------------------------------------------
                                                                               Awards
---------------------------------------------------------------------------------------------------------------

 (a)      (b)            (c)        (d)           (e)                (f)                    (g)                      (i)
--------------------
  Name, Principal      Salary      Bonus      Other Annual       Restricted Stock    Securities Underlying         All Other
    Position,           ($)         ($)       Compensation             Award(s)          Options/SARs (#)          Compensation (2)
  and Fiscal Year                                ($) (1)                ($)
------------------------------------------------------------------------------------------------------------------------------------
James O. Edwards,
  Chairman and CEO (3)
------------------------------------------------------------------------------------------------------------------------------------
       1995           $324,519          0           (1)                    0           53,000 new options          $101,450 (2)(3)
                                                                                     97,000 repriced options
------------------------------------------------------------------------------------------------------------------------------------
       1994           $300,000          0           (1)                    0                    0                     $122,732 (3)
------------------------------------------------------------------------------------------------------------------------------------
       1993           $275,000          0           (1)                    0                    0                     $125,243 (3)
------------------------------------------------------------------------------------------------------------------------------------
Stephen W. Kahane,
  Executive Vice President (4)
------------------------------------------------------------------------------------------------------------------------------------
       1995           $249,423   $ 60,000           (1)                    0            66,666 new options           $2,984 (2)(4)
                                                                                      33,334 repriced options
------------------------------------------------------------------------------------------------------------------------------------
       1994           $220,000          0           (1)                    0                    0                      $22,701 (4)
------------------------------------------------------------------------------------------------------------------------------------
       1993           $205,000   $ 25,000           (1)                    0         15,000 repriced options           $22,380 (4)
                                                                                          10,000 options
------------------------------------------------------------------------------------------------------------------------------------
Douglas W. McMinn
  Executive Vice President (5)
-----------------------------------------------------------------------------------------------------------------------------------
       1995           $227,692   $ 24,953           (1)                                         0                    $3,022 (2)(5)
-----------------------------------------------------------------------------------------------------------------------------------
       1994           $209,424   $181,706           (1)                    0             80,000 options                $22,105 (5)
-----------------------------------------------------------------------------------------------------------------------------------
       1993           $191,890          0           (1)                    0         40,000 repriced options           $85,083 (5)
-----------------------------------------------------------------------------------------------------------------------------------
Alvin S. Rapp
  Executive Vice President (6)
-----------------------------------------------------------------------------------------------------------------------------------
       1995           $274,519   $150,000       $200,022                                        0                  $268,607 (2)(6)
                                                   (1)(6)
------------------------------------------------------------------------------------------------------------------------------------
       1994           $ 64,500   $147,159           (1)             $418,499             100,000 options               $35,614 (6)
------------------------------------------------------------------------------------------------------------------------------------
Marc Tipermas,
  Executive Vice President (7)
------------------------------------------------------------------------------------------------------------------------------------
       1995           $274,423   $ 45,000           (1)                                74,463 new options            $2,997 (2)(7)
                                                                                     50,537 repriced options
------------------------------------------------------------------------------------------------------------------------------------
      1994            $220,000          0           (1)                    0                    0                      $22,715 (7)
------------------------------------------------------------------------------------------------------------------------------------
      1993            $210,000   $ 25,000           (1)                    0          40,000 repriced options          $22,980 (7)
====================================================================================================================================

The footnotes to this table are on the following page.



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                      Page 11

Footnotes to Summary Compensation Table

(1) Any amounts shown in the "Other Annual Compensation" column for fiscal year 1995 do not include any perquisites and other personal benefits because the aggregate amount of such compensation for each of the Named Executive Officers did not exceed the lesser of (i) $50,000 or (ii) 10% of the combined fiscal year 1995 salary and bonus for the Named Executive Officer.

(2) The Company's fiscal year 1995 contributions to the Named Executive Officers pursuant to the Company's Retirement Plan will not be determined or made until November 1995. The Company will disclose these contributions for the Named Executive Officers in next year's Proxy Statement if the Named Executive Officer is a Named Executive Officer in fiscal year 1996.

(3) The amounts shown in column (i) of the table for Mr. Edwards comprise the following:

 1995    $100,000   Special cash payment under Mr. Edwards' December 1990 compensation agreement
         $  1,450   Company match under the Company's Section 401(k) Plan
 1994    $100,000   Special cash payment under Mr. Edwards' December 1990 compensation agreement
         $ 16,563   Company contribution under the Company's Retirement Plan for FY94 made in FY95
         $  1,452   Company match under the Company's Section 401(k) Plan
         $  4,717   Company 2% contribution under the Company's Employee Stock Ownership Plan for
                    FY94 made in FY95
 1993    $100,000   Special cash payment under Mr. Edwards' December 1990 compensation agreement
         $ 16,089   Company contribution under the Company's Retirement Plan for FY93 made in FY94
         $  9,154   Company 4% contribution under the Company's Employee Stock Ownership Plan for
                    FY93 made in FY94

(4) Dr. Kahane's employment agreement with the Company provides for a fiscal year 1995 bonus in the range of $30,000 to $150,000, of which $30,000 was paid in May 1994. In August 1994 the Company paid De. Kahane his $30,000 minimum cash bonus for fiscal year 1996 pursuant to his employment agreement. The amounts shown in column (i) of the table for Dr. Kahane comprise the following:

 1995    $  2,984   Company match under the Company's Section 401(k) Plan
 1994    $ 16,563   Company contribution under the Company's Retirement Plan for FY94 made in FY95
         $  1,421   Company match under the Company's Section 401(k) Plan
         $  4,717   Company 2% contribution under the Company's Employee Stock Ownership Plan for
                    FY94 made in FY95
 1993    $ 14,180   Company contribution under the Company's Retirement Plan for FY93 made in FY94
         $  8,200   Company 4% contribution under the Company's Employee Stock Ownership Plan for
                    FY93 made in FY94

(5) The amounts shown in column (i) of the table for Mr. McMinn comprise the following:

 1995      $  3,022    Company match under the Company's Section 401(k) Plan
 1994      $ 14,934    Company contribution under the Company's Retirement Plan for FY94 made in FY95
           $    861    Company match under the Company's Section 401(k) Plan
           $  4,310    Company 2% contribution under the Company's Employee Stock Ownership Plan for FY94 made in FY95
 1993      $ 10,673    Company contribution under the Company's Retirement Plan for FY93 made in FY94
           $  7,660    Company 4% contribution under the Company's Employee Stock Ownership Plan for FY93 made in FY94
           $ 66,750    Company payment to resolve an issue about the expiration date of certain options granted to Mr. McMinn.  The Company granted Mr. McMinn 20,000 options at $6.80 (expiring
                       February 28, 1995) in replacement of 20,000 options at $3.4625 (expiration date at issue)
                       and paid Mr. McMinn the difference between the exercise prices of these options.


--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                      Page 12

(6)  Mr. Rapp joined the Company in November 1993. The amount shown in column
(e) for fiscal year 1995 was an amount reimbursed for the payment of taxes. The amount shown in column (f) for fiscal year 1994 is the value of 88,105 shares of Restricted Stock awarded to Mr. Rapp under the Company's Stock Incentive Plan determined by multiplying the number of shares by the $4.75 closing price per share of the Company's Common Stock on the New York Stock Exchange on November 8, 1993, the date of the grant. The restriction on these shares was lifted on November 9, 1994, when they vested; Mr. Rapp owns no other shares of Restricted Stock as of the end of fiscal year 1995. The amounts shown in column (i) of the table for Mr. Rapp comprise the following:

 1995    $  2,353   Company match under the Company's Section 401(k) Plan
         $ 46,219   Reimbursed expenses associated with relocation from California to Virginia
         $219,155   Forgiveness of interest-free loans made to facilitate the sale of Mr. Rapp's California residence and his purchase of a Virginia residence (includes imputed interest amounts)
         $    880   Reimbursed accounting expenses associated with tax considerations for Mr. Rapp's employment arrangement
 1994    $    462   Company match under the Company's Section 401(k) Plan
         $ 35,152   Reimbursed expenses associated with relocation from California to Virginia

(7) Dr. Tipermas' employment agreement with the Company provides for a fiscal year 1995 bonus in the range of $45,000 to $180,000, of which $45,000 was paid in May 1994. The amounts shown in column (i) of the table for Dr. Tipermas comprise the following:

 1995    $  2,997   Company match under the Company's Section 401(k) Plan
 1994    $ 16,563   Company contribution under the Company's Retirement Plan for FY94 made in FY95
         $  1,435   Company match under the Company's Section 401(k) Plan
         $  4,717   Company 2% contribution under the Company's Employee Stock Ownership Plan for FY94 made in FY95
 1993    $ 14,580   Company contribution under the Company's Retirement Plan for FY93 made in FY94
         $  8,400   Company 4% contribution under the Company's Employee Stock Ownership Plan for FY93 made in FY94



                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The Company's Stock Incentive Plan provides for the grant to key employees of the Company and its subsidiaries of: (a) non-qualified stock options; (b) stock appreciation rights; (c) incentive stock options that are designed to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended; (d) restricted shares; and (e) restricted stock units. No stock appreciation rights, restricted shares, or restricted stock units were granted to any of the Named Executive Officers in fiscal year 1995. The following stock options were granted to the Named Executive Officers in fiscal year 1995.



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                      Page 13

   STOCK OPTIONS GRANTED TO NAMED EXECUTIVE OFFICERS IN FISCAL YEAR 1995 (1)

==========================================================================================================================
                                    Individual Grants
                         -------------------------------------------
      (a)                          (b)              (c)% of Total              (d)             (e)            (f)
     Name                 Number of Securities   Options Granted to       Exercise Price   Expiration      Grant Date
                           Underlying Options    Employees in Fiscal        ($/Share)         Date       Present Value
                              Granted (#)             Year (%)                                              ($) (2)
==========================================================================================================================
--------------------------------------------------------------------------------------------------------------------------
 James O. Edwards             150,000 (3)              18.6 %                 $2.51         11/15/99        $237,000
--------------------------------------------------------------------------------------------------------------------------
 Stephen W. Kahane            100,000 (4)              12.4 %                 $3.48         11/15/99        $172,000
--------------------------------------------------------------------------------------------------------------------------
 Douglas W. McMinn                 0                     --                     --             --              --
--------------------------------------------------------------------------------------------------------------------------
 Alvin S. Rapp                     0                     --                     --             --              --
--------------------------------------------------------------------------------------------------------------------------
 Marc Tipermas                125,000 (5)              15.5 %                 $3.48         11/15/99        $215,000
==========================================================================================================================

(1) All options were granted at 100% of fair market value on the date of grant. The optionees may satisfy the exercise price (and taxes, if any) by submitting currently owned shares and/or cash. The Company's Stock Incentive Plan permits the granting/awarding of SARs, but none are outstanding.

(2)  Grant date present value is determined using the Black-Scholes Model.
Since the Model makes assumptions about future variables, the actual value of the options may be greater or less than the values stated in the table. The calculations from which the above values were derived assume no dividend yield, volatility of approximately 0.6%, exercise at or near the expiration date, and a risk-free rate of return of 7.0% based on the U.S. Treasury bill rate for five-year maturities on the date of grant. No downward adjustments were made to the grant date option values stated in the table to account for potential forfeiture or the nontransferable nature of these options.

(3)  Vesting Schedule: 37,500 increments over four years beginning May 15, 1995.

(4)  Vesting Schedule: 25,000 increments over four years beginning March 1,
     1995.

(5)  Vesting Schedule: 31,250 increments over four years beginning March 1,
     1995.


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES

==============================================================================================================================
        (a)               (b)           (c)                      (d)                                 (e)
                        Shares         Value        Number of Securities Underlying    Value of Unexercised In-the-Money
                      Acquired on     Realized        Unexercised Options/SARs           Options/SARs at 2/28/95 ($)
       Name            Exercise         ($)                at 2/28/95 (#)                 Exercisable/Unexercisable
                          (#)                         Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------------------------
 James O. Edwards          0             0                     0/150,000                           $0/$261,000
-----------------------------------------------------------------------------------------------------------------------------
 Stephen W. Kahane         0             0                     0/100,000                           $ 0/$77,000
-----------------------------------------------------------------------------------------------------------------------------
 Douglas W. McMinn         0             0                 40,000/50,000                                   (2)
-----------------------------------------------------------------------------------------------------------------------------
 Alvin S. Rapp             0             0                 20,000/80,000                                   (2)
-----------------------------------------------------------------------------------------------------------------------------
 Marc Tipermas             0             0                     0/125,000                           $ 0/$96,250
=============================================================================================================================

(1) Calculated using the NYSE closing price of the Common Stock on February 28, 1995 ($4.25 per share) less the per share option exercise price multiplied by the number of exercisable or unexercisable options, as the case may be.

(2)  None of Mr. McMinn's and Mr. Rapp's options are in-the-money.





--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                      Page 14

                        TEN-YEAR OPTIONS/SAR REPRICINGS

     Companies that reprice options previously granted to executive officers named in Summary Compensation Tables are obligated under SEC rules and regulations to describe all executive officer option repricing activity for 10 years or since the Company went public (if that is less than 10 years). This disclosure obligation means that the Company must disclose repricing information in this Proxy Statement even if the executive officers whose options were repriced no longer are employed by the Company.

     The following table sets forth information concerning all repricing of options held by any executive officer from December 14, 1989, the date of the Corporation's initial public offering, through February 28, 1995. The required report of the Compensation Committee explaining the repricing of options granted to Mr. Edwards, Dr. Kahane, and Dr. Tipermas during the last completed fiscal year is on pages 21 - 25 of this Proxy Statement.

=================================================================================================================================
           (a)                 (b)            (c)                (d)              (e)            (f)                 (g)

      Name/Position           Date     No. of Securities    Market Price    Exercise Price       New         Length of Original
                                          Underlying        of Stock at       at Time of       Exercise         Option Term
                                         Options/SARs         Time of       Repricing ($)      Price ($)     Remaining at Date of
                                         Repriced (#)      Repricing ($)                                      Repricing (Months)
=================================================================================================================================
Michael C. Barth(1)          5/08/92        9,000              8.25             16.23            8.25                48
---------------------------------------------------------------------------------------------------------------------------------
Kenneth L. Campbell(2)       5/08/92        3,311              8.25             16.23            8.25                48
---------------------------------------------------------------------------------------------------------------------------------
James O. Edwards (3)         9/01/94       35,000              2.51              9.51            2.51                08
                         --------------------------------------------------------------------------------------------------------
                             9/01/94       22,000              2.51             16.23            2.51                20
                         --------------------------------------------------------------------------------------------------------
                             9/01/94       40,000              2.51             11.12            2.51                15
--------------------------------------------------------------------------------------------------------------------------------
Richard T. French (4)        5/08/92        2,208              8.25             16.23            8.25                48
--------------------------------------------------------------------------------------------------------------------------------
Michael K. Goldman (5)       5/08/92       16,000              8.25             16.23            8.25                48
--------------------------------------------------------------------------------------------------------------------------------
James R. Janis (6)           5/08/92        9,000              8.25             16.23            8.25                48
--------------------------------------------------------------------------------------------------------------------------------
Stephen W. Kahane (7)        5/08/92       15,000              8.25             16.23            8.25                48
                         -------------------------------------------------------------------------------------------------------
                             4/04/94       15,000              3.48              9.51            3.48                13
                         -------------------------------------------------------------------------------------------------------
                             4/04/94        3,334              3.48              8.25            3.48                37
                         -------------------------------------------------------------------------------------------------------
                             4/04/94       15,000              3.48              8.25            3.48                25
--------------------------------------------------------------------------------------------------------------------------------
David L. Kennell (8)         5/08/92        3,725              8.25             16.23           8.25                 48
--------------------------------------------------------------------------------------------------------------------------------
Kenneth B. Kolsky (9)        5/08/92       15,000              8.25             16.23           8.25                 48
--------------------------------------------------------------------------------------------------------------------------------
Lawrence S. Lewin (10)       5/08/92       10,447              8.25             16.23           8.25                 48
--------------------------------------------------------------------------------------------------------------------------------
Raymond E. List (11)         5/08/92       18,000              8.25             16.23           8.25                 48
--------------------------------------------------------------------------------------------------------------------------------
Ralph Mason (12)             5/08/92        2,000              8.25             16.23           8.25                 27
--------------------------------------------------------------------------------------------------------------------------------
Douglas W. McMinn (13)       5/08/92       10,000              8.25             16.23           8.25                 48
--------------------------------------------------------------------------------------------------------------------------------
                             5/08/92       10,000              8.25             16.23           8.25                 27
                         -------------------------------------------------------------------------------------------------------
                            12/04/92       20,000              6.80              3.46           6.80               fn(13)
--------------------------------------------------------------------------------------------------------------------------------
Kenneth T. Nelson (14)       5/08/92        1,302              8.25             16.23          8.25                 48
--------------------------------------------------------------------------------------------------------------------------------
George D. O'Brien (15)       5/08/92        3,863              8.25             16.23          8.25                 48
                          ------------------------------------------------------------------------------------------------------
                             5/08/92       10,000              8.25             16.23          8.25                 27
--------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Schweers (16)     5/08/92       15,000              8.25             16.23          8.25                 48
                          ------------------------------------------------------------------------------------------------------
                             5/08/92       25,000              8.25             16.23          8.25                 27
--------------------------------------------------------------------------------------------------------------------------------
Ronald R. Spoehel (17)       5/08/92       10,000              8.25             16.23          8.25                 27
--------------------------------------------------------------------------------------------------------------------------------
Marc Tipermas (18)           5/08/92       15,000              8.25             16.23          8.25                 48
                          ------------------------------------------------------------------------------------------------------
                             4/04/94       15,000              3.48              8.25          3.48                 25
                          -------------------------------------------------------------------------------------------------------
                             4/04/94       15,537              3.48              8.25          3.48                 04
                           ------------------------------------------------------------------------------------------------------
                             4/04/94       20,000              3.48              9.51          3.48                 13
---------------------------------------------------------------------------------------------------------------------------------
Paul Weeks, II (19)          5/08/92        9,000              8.25             16.23          8.25                 48
=================================================================================================================================

The footnotes to this table are on the following page.



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                      Page 15

Footnotes to 10-Year Options/SAR Repricing Table

(1) Mr. Barth currently is a Group Executive Vice President of the Company. He has not been an executive officer since June 23, 1993.

(2) Mr. Campbell currently is a Senior Vice President and the Treasurer of the Company.

(3) Mr. Edwards currently is the Chairman and Chief Executive Officer of the Company. See also pages 22 - 23 of this Proxy Statement for a discussion of these repriced options.

(4) Mr. French was the president of a subsidiary of the Company. His employment with the Company terminated on November 9, 1993.

(5)  Mr. Goldman currently is an Executive Vice President of the Company.

(6) Mr. Janis was Executive Vice President for External Affairs of the Company. His employment with the Company terminated on October 16, 1992.

(7) Dr. Kahane currently is an Executive Vice President of the Company. See also pages 23 - 24 of this Proxy Statement for a discussion of these repriced options.

(8) Mr. Kennell was an ESOP and Retirement Plan Trustee and senior vice president of a subsidiary of the Company. His employment with the Company was terminated on November 30, 1992. He resigned as a Trustee in October 1993.

(9) Mr. Kolsky currently is a Group Executive Vice President of the Company. He has not been an executive officer since August 10, 1990.

(10) Mr. Lewin was the chairman and chief executive officer of a subsidiary of the Company. His employment with the Company terminated on November 30, 1992.

(11) Mr. List was an executive vice president of the Company. His employment with the Company terminated on March 1, 1993.

(12) Mr. Mason was a senior vice president of a subsidiary of the Company. His employment with the company terminated on October 3, 1994.

(13) Mr. McMinn currently is an Executive Vice President of the Company. The expiration date of the $3.46 options was at issue when the Company repriced those options in December of 1992.

(14) Mr. Nelson was a vice president and the treasurer of the Company. His employment with the Company terminated on November 2, 1992.

(15) Mr. O'Brien currently is an Executive Vice President of the Company.

(16) Mr. Schweers was an Executive Vice President of the Company. His employment with the Company terminated on July 1, 1994.

(17) Mr. Spoehel was an Executive Vice President and Acting Chief Financial Officer of the Company. His employment with the Company terminated on October 1, 1994.

(18) Dr. Tipermas currently is an Executive Vice President of the Company. See also pages 23 - 24 of this Proxy Statement for a discussion of these repriced options.

(19) Mr. Weeks currently is a Senior Vice President, the General Counsel, and the Secretary of the Company.



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                      Page 16

SENIOR EXECUTIVE OFFICERS SEVERANCE PLAN

     In April 1994 the Compensation Committee of the Board of Directors approved the adoption of the Company's Senior Executive Officers Severance Plan (the "SEOSP"). In December 1994, the SEOSP was amended to clarify (a) that once an officer becomes a participant in the SEOSP, he or she will continue to be eligible for SEOSP benefits throughout his or her employment by the Company and
(b) that the SEOSP is intended to set a minimum severance benefit for the participant. If a participant is entitled to a greater benefit under his or her employment agreement with the Company, then such arrangement prevails over the lower SEOSP benefit.

     The eligible participants in the SEOSP are the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, the General Counsel, the Senior Vice President and Director of Human Resources, and any Executive Vice President and other officers of rank equivalent to Executive Vice President as designated by the Compensation Committee. As of May 3, 1995, there are eight persons whose severance payments are governed by the SEOSP.

     A participant is eligible to receive severance payments if the Company terminates his or her employment without "cause" or if the participant terminates his or her employment for "good reason." "Cause" and "good reason" are defined in the SEOSP. Severance benefits equal to three months of average salary will be paid if the participant's length of employment is three years or less; severance benefits equal to one month of average salary for each year of service (up to a maximum of 18 months) will be paid if a participant's length of employment is four or more years. Average salary is defined in the SEOSP as the participant's average monthly gross salary excluding all bonus for the six months prior to employment termination. Severance benefits may be paid under the SEOSP in two installments or, with the approval of the Compensation Committee, in a lump sum. The SEOSP provides that severance pay will not be considered compensation for purposes of the Retirement Plan or the Section 401(k) Plan; severance pay will not increase Years of Service for those Plans' purposes. No severance benefits have been paid under the Plan since the SEOSP was adopted.


================================================================================
         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT
================================================================================

     The SEC requires the Company to tell its shareholders when certain persons fail to report their transactions in the Company's stock to the SEC on a timely basis. These disclosures must be made regardless of the reason for the untimely filing and regardless of the amount of stock involved. Mr. George F. Brown, Jr., an Executive Vice President of the Company, became an executive officer of the Company in August 1994, but inadvertently failed to report his direct ownership of 6,000 shares of Common Stock until November 1994. Mr. Richard K. Nason, an Executive Vice President and the Chief Financial Officer of the Company, has been purchasing Common Stock through the Company's 401(k) Plan since July 1994, but filed the SEC form reporting these purchases in May 1995 instead of in April 1995 as required by SEC rules.




--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                      Page 17

================================================================================
              AGREEMENTS AND TRANSACTIONS WITH EXECUTIVE OFFICERS
                    NAMED IN THE SUMMARY COMPENSATION TABLE
                       (TWO OF WHOM ALSO ARE DIRECTORS)
================================================================================

     JAMES O. EDWARDS. Effective December 31, 1994, the Company entered into a three-year employment agreement with Mr. Edwards for his services as Chairman and Chief Executive Officer of the Company. In addition to delineating Mr. Edwards' areas of responsibility and reporting line, the agreement provides for: a base salary of $325,000 per year through February 28, 1995, increasing by not less than $25,000 beginning on March 1, 1995 (with increases beyond $25,000 for periods after March 1, 1995, to be determined by the Compensation Committee of the Company's Board of Directors); annual bonus compensation to be determined by the said Compensation Committee; payment on May 15, 1995, of the carryover $100,000 cash payment under Mr. Edwards' 1990 compensation agreement with the Company; severance payments as provided under the Company's Senior Executive Officers Severance Plan; eligibility under the Company's employee benefit plans; cancellation of 97,000 existing options (89,000 of which were vested) to purchase the Company's Common Stock at exercise prices ranging from $9.51 to $16.23; the grant of 150,000 options (expiring on November 15, 1999, and vesting in 37,500 increments over four years beginning May 15, 1995) at fair market value on the date of grant ($2.51 on September 1, 1994); and a one-year non-competition period following voluntary or "for cause" employment termination. The Company's transactions with Mr. Edwards are described on page 9 of this Proxy Statement.

     STEPHEN W. KAHANE. Effective March 1, 1994, the Company entered into a three-year employment agreement with Dr. Kahane for his services as an Executive Vice President and as Group President of the Company's Environment & Energy Group. In addition to delineating Dr. Kahane's areas of responsibility and reporting line, the agreement provides for: a minimum base salary of $260,000 in fiscal year 1996 and $275,000 in fiscal year 1997; annual bonus compensation to be determined by the Compensation Committee of the Company's Board of Directors (in amounts specified in the agreement and with minimum cash bonuses of $30,000 to be paid at the beginning of each of fiscal years 1996 and 1997); severance payments as provided under the Company's Senior Executive Officers Severance Plan; eligibility under the Company's employee benefit plans; cancellation of 40,000 existing options to purchase the Company's Common Stock at exercise prices ranging from $8.25 to $9.51; the grant of 100,000 options (vesting in 25,000 increments over four years and expiring on November 15, 1999) at fair market value on the date of grant ($3.48 on April 4, 1994); and a one-year non-competition period following voluntary or "for cause" employment termination.

     In fiscal year 1995, Dr. Kahane had a margin loan with a brokerage firm that was collateralized by shares of Common Stock owned by Dr. Kahane. When the Common Stock began trading at a price below $3 per share, the brokerage firm considered calling for the repayment of the margin loan (in whole or in part) or selling all or some of the shares of pledged Common Stock. Following discussions with the brokerage firm, the Company agreed on a temporary basis to guarantee the repayment of Dr. Kahane's margin loan with that firm. The guarantee was for an amount not to exceed $139,000 and expired on August 15, 1994.

     DOUGLAS W. MCMINN. In November 1993, the Company and Mr. McMinn signed an employment agreement under which Mr. McMinn provides his services as an Executive Vice President and Group President of the Company's International Operations Group for a two-year period ending October 15, 1995. In addition to specifying Mr. McMinn's salary, bonuses, options, and other benefits, the agreement provides that if both Mr. McMinn and the Company agree, Mr. McMinn's employment will be extended for one year on terms comparable to those set forth in the agreement. In lieu of such an extension, the agreement provides for a one-year consulting arrangement between Mr. McMinn and the Company beginning at the termination of Mr. McMinn's employment. The agreement further provides that at the end of the agreement term, Mr. McMinn has (a) the right to purchase from the Company the use of the name "Global Trade and Investment, Inc." ("GTI") for a nominal amount and (b) the option to maintain the existing GTI contracts under the financial administration of the Company or to terminate such contracts. For those GTI contracts that continue under the financial administration of the Company, the agreement provides that Mr. McMinn will receive a specified commission based on earnings under these contracts. The commissions are to be paid out at six-month intervals commencing May 15, 1996.



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                      Page 18

     ALVIN S. RAPP. In November 1993, the Company entered into an employment agreement with Mr. Rapp for his services as an Executive Vice President and as Group President of the Company's Engineering & Construction Group. In addition to delineating Mr. Rapp's areas of responsibility and reporting line, the agreement provides for his salary, bonuses, options, other employee benefits, and interest-free loans to facilitate the sale of Mr. Rapp's California residence and the purchase of a new residence near the Company's Virginia headquarters. As of the May 3, 1995, Record Date, two of these loans had been forgiven under the terms of the employment agreement because the proceeds from the sale of Mr. Rapp's California residence were less than anticipated. The third loan (dated January 20, 1994) has a balance of $300,000 as of the May 3, 1995, Record Date; is secured by Mr. Rapp's Virginia residence; and is due and payable in full on the earliest to occur of (a) January 20, 1999, (b) termination of Mr. Rapp's employment by the Company, (c) provision of reasonably satisfactory substitute collateral, or (d) the occurrence of a defined event of default. The largest aggregate amount of Mr. Rapp's indebtedness to the Company outstanding at any time during fiscal year 1995 was $648,546.

     MARC TIPERMAS. Effective March 1, 1994, the Company entered into a three-year employment agreement with Dr. Tipermas for his services as Executive Vice President and Director of Corporate Development of the Company. Dr. Tipermas also is a director of the Company. In addition to delineating Dr. Tipermas' areas of responsibility and reporting line, the agreement provides for: a minimum base salary of $290,000 in fiscal year 1996 and $300,000 in fiscal year 1997; annual bonus compensation to be determined by the Compensation Committee of the Company's Board of Directors (in amounts specified in the agreement and with a minimum cash bonus of $45,000 to be paid at the beginning of fiscal year
1996); severance payments as provided under the Company's Senior Executive Officers Severance Plan; eligibility under the Company's employee benefit plans; cancellation of 60,000 existing options to purchase the Company's Common Stock at exercise prices ranging from $8.25 to $9.51; the grant of 125,000 options (vesting in 31,250 increments over four years and expiring on November 15, 1999) at fair market value on the date of grant ($3.48 on April 4, 1994); and a one-year non-competition period following voluntary or "for cause" employment termination.


================================================================================
           AGREEMENTS AND TRANSACTIONS WITH OTHER EXECUTIVE OFFICERS
================================================================================

     MICHAEL K. GOLDMAN. Effective February 28, 1994, the Company and Mr. Goldman agreed to terminate Mr. Goldman's Amended Executive and Compensation Agreements originally signed in December 1990. Effective March 1, 1994, the Company and Mr. Goldman entered into an employment arrangement under which Mr. Goldman (a) serves as an employee of the Company at a specified annual salary;
(b) received the $50,000 special cash payment provided for in his December 1990 Compensation Agreement; and (c) was designated, with certain specified restrictions, as a participant in the Senior Executive Officers Severance Plan. In addition, all then-unvested options previously granted to Mr. Goldman vested as of March 1, 1994. The Company and Mr. Goldman also agreed to amend the terms of Mr. Goldman's outstanding loan with the Company as follows: the principal shall be due upon demand by the Company but no later than February 28, 1999; interest from May 16, 1994, shall accrue on the outstanding principal at 6% per annum; and payment of interest will be deferred until such time as the principal is due. No interest shall accrue or be payable on such deferred interest. Mr. Goldman's loan is secured by 33,134 shares of the Company's Common Stock and is non-recourse to Mr. Goldman. The Company and Mr. Goldman agreed that if the value of the pledged stock is less than the then-outstanding amount of principal and interest at the time of loan repayment demand (or February 28, 1999, at the latest), then the Company will retire the principal and interest by considering the pledged shares to have been sold back to the Company (within the constraints set forth in the Company's debt and equity instruments). The outstanding balance as of the May 3, 1995, Record Date was $191,647, plus accrued interest. The largest aggregate amount of Mr. Goldman's indebtedness to the Company outstanding at any time during fiscal year 1995 was $208,896.90.



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                      Page 19

================================================================================
                            STOCK PERFORMANCE GRAPH
================================================================================

================================================================================



                     [STOCK PERFORMANCE GRAPH APPEARS HERE]





================================================================================

     The above graph plots cumulative shareholder returns on a $100 investment in ICF Kaiser International, Inc. Common Stock for the past five years. The S&P 500 Index and an environmental index are shown for comparison and include reinvestment of dividends where applicable. The environmental index includes the following eight companies: Harding Associates, Incorporated; International Technologies Corporation; EA Engineering, Science, and Technology, Inc.; Jacobs Engineering; EMCON; OHM Corporation; TRC Companies; and Roy F. Weston, Inc.
This is the same index used by the Company in its 1994 Proxy Statement even though that proxy statement (in error) failed to identify Jacobs Engineering as part of the index.

======================================================================================
                           Cumulative Shareholder Return
--------------------------------------------------------------------------------------
                                          Last trading date in fiscal years
                               -------------------------------------------------------
                                    Base    1991     1992     1993     1994     1995
--------------------------------------------------------------------------------------
ICF Kaiser International, Inc.      $100  $235.09  $133.33   $96.47   $54.39   $59.65
--------------------------------------------------------------------------------------
S&P 500                             $100  $114.67  $133.00  $147.17  $159.44  $171.18
--------------------------------------------------------------------------------------
Peer Group                          $100  $155.47  $183.71  $158.34  $142.56   $98.76
======================================================================================



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                      Page 20

================================================================================
            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
================================================================================

POWERS OF THE COMPENSATION COMMITTEE

     The Board of Directors has delegated certain of its powers to its Compensation Committee (the "Committee"). On behalf of the Board, the Committee reviews the annual salary, bonuses, and other benefits (direct and indirect) paid to the CEO and those persons designated as executive officers under SEC rules and regulations. The Committee reviews employment agreements and other employment-related arrangements (both proposed and existing) with that same group of employees.

     During fiscal year 1995, the Committee reviewed and recommended for approval of the Board of Directors all stock options and restricted shares granted to key employees under the Stock Incentive Plan. In April 1995, the Board of Directors amended the Stock Incentive Plan to provide that the Chief Executive Officer of the Company would have authority under that Plan to grant options to key employees provided they are not executive officers of the Company.

      The Committee reviews and submits to the full Board of Directors its recommendations concerning new executive compensation plans or new stock plans. On behalf of the Board, the Committee administers the Company's Stock Incentive Plan, the Employee Stock Purchase Plan, the Section 401(k) Plan, the Retirement Plan, the Non-employee Directors Stock Option Plan, the Long-term Incentive Compensation Plan, the Senior Executive Officers' Severance Plan, and all welfare benefit plans to the extent such plans require the involvement of the Board of Directors. The Committee has authority to determine whether indemnification of officers, directors, and/or employees should be provided in specific cases. Finally, the Committee has the power to establish, and then periodically review, the Company's policies in the area of management perquisites, with the full Board of Directors having final decision-making authority with respect to perquisites for executive officers and other members of senior management. The Company does not grant significant perquisites to any of its employees.

THE COMPANY'S EXECUTIVE COMPENSATION PHILOSOPHY

     The Company's executive compensation philosophy has not changed significantly since fiscal year 1993 when it commissioned an independent compensation consulting firm to provide it with compensation data on positions of similar content in the industrial sector. Based on that data, the Company developed its compensation philosophy, which is to provide levels of total direct compensation (including compensation for the CEO) at approximately the 50th percentile to 25% above the 50th percentile of total direct compensation paid to comparable employees by other companies. In addition, the Company's executive compensation philosophy is to reward performance (including performance by the CEO) based on the individuals' initiative, achievements, and contributions to overall corporate performance during the fiscal year.

     The key elements of executive compensation are salary, annual bonuses (primarily designed to reward one-year performance and to attract and retain highly qualified executive officers), and grants of stock options (primarily based on long-term performance and designed to provide strong incentives for superior, long-term future performance). The Committee takes into account the Company's overall performance during the fiscal year and generally will give this corporate performance factor approximately equal weight to individual performance when making executive compensation decisions. As mentioned above, the Company does not grant significant perquisites to its employees or officers.




--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                      Page 21

NAMED EXECUTIVE OFFICERS

     In fiscal year 1995, the executive officers named in the Summary Compensation Table on page 11 of this Proxy Statement were: James O. Edwards, Chief Executive Officer; Stephen W. Kahane, Executive Vice President; Douglas W. McMinn, Executive Vice President; Alvin S. Rapp, Executive Vice President; and Marc Tipermas, Executive Vice President. In this Report, any executive officer named in the referenced Table will be referred to as a "Named Executive Officer."

PRE-EXISTING AGREEMENTS AFFECTING EXECUTIVE COMPENSATION IN FISCAL YEAR 1995

     For fiscal year 1995, the decisions on compensation to be paid to Mr. McMinn and Mr. Rapp were based on the Company's legal obligations to each of them under pre-existing employment agreements signed in October 1993 and November 1993, respectively. The agreements for Messrs. McMinn and Rapp are described in detail on pages 18 and 19, respectively, of this Proxy Statement. It is the opinion of the Committee that the execution of these agreements was in the best interests of the Company in that they assured the Company of the continued, long-term service of these individuals at compensation levels appropriate for the positions they held. In addition, it is the opinion of the Committee that the arrangements provided to Mr. Rapp were required in order to compensate him for benefits lost when he left his previous employer and for expenses incurred in connection with his move to Virginia from California.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     During the summer of 1994, discussions began with Mr. Edwards concerning a new employment agreement that would replace the executive and compensation agreements he signed with the Company in 1990 and which were scheduled to expire in December 1995. By the time discussions with Mr. Edwards began, the six other individuals who had signed comparable agreements in December 1990 had either renegotiated their agreements or had left the Company. The Committee determined that it was in the best interests of the Company to renegotiate Mr. Edwards' agreements in order to assure that Mr. Edwards would remain in the service of the Company and that he would be compensated fairly for his services.

     Using the December 1990 agreements as a reference point, the Committee determined that Mr. Edwards' compensation would continue to include salary, cash bonuses at ranges to be determined at a future date, and option grants. Early on in the discussions with Mr. Edwards, the Committee decided to grant Mr. Edwards 150,000 new options as part of the new agreement provided that Mr. Edwards relinquished his existing 97,000 out-of-the-money options (89,000 of which were vested), and provided further that Mr. Edwards signed his new employment agreement no later than December 31, 1994. The 150,000 options have a grant date of September 1, 1994, an expiration date of November 15, 1999, an exercise price of $2.51 (the 20 day average of the NYSE trading price of the Common Stock on the date of grant), and vest in 37,500 increments over four years beginning on May 15, 1995. The relinquished options had the following terms:

      ==========================================================================
       Number of                  Exercisable/
        Options    Grant Date   Unexercisable on   Option Price  Expiration Date
                                9/1/94 Grant Date
      ==========================================================================
        35,000      5/14/90         35,000/0            $9.51        5/14/95
      ==========================================================================
        40,000      12/20/90      32,000/8,000         $11.12       12/20/95
      ==========================================================================
        22,000       5/6/91         22,000/0           $16.23        5/6/96
      ==========================================================================

The decision to replace Mr. Edwards' existing options and to grant additional options was intended to provide an incentive for Mr. Edwards to remain in the employ of the Company and to contribute to its financial success.



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                      Page 22

     The Committee made no independent determination as to whether the total direct compensation to be paid to Mr. Edwards pursuant to his new employment agreement was comparable to total direct compensation levels paid to CEOs in other companies. The Committee previously had determined that the total direct compensation paid to Mr. Edwards under his prior compensation agreement was less than one-half of the mid-point of total direct compensation levels paid to individuals in comparable positions in other companies (based on compensation data on positions of similar content in the industrial sector). The salary amount contained in the new employment agreement is comparable to the salary provided for under Mr. Edwards' December 1990 compensation agreement and is specifically described on page 18 of this Proxy Statement. The new employment agreement, instead of providing for specified annual cash payments (other than one payment remaining to be paid under his previous compensation agreement), provides that Mr. Edwards shall receive bonus payments in amounts to be determined each year by the Committee.

     The Committee agreed to restructure Mr. Edwards' indebtedness to the Company as part of his new employment agreement. The restructuring took the form of an amended and restated promissory note in the amount of the then-outstanding indebtedness, with a lower interest rate and an extended due date. Other provisions of the amended and restated promissory note were comparable to the notes provided for under the December 1990 agreements, including having the notes non-recourse to Mr. Edwards and secured by a pledge of Common Stock owned by Mr. Edwards. Finally, the new employment agreement provides for severance payments to Mr. Edwards under the Senior Executive Officers Severance Plan.

     The Committee determined that signing the new employment agreement with Mr. Edwards was in the best interests of the Company in that it secured Mr. Edwards' services to the Company through 1997, while also providing the Company with one-year non-competition and non-solicitation-of-employees periods following the termination of Mr. Edwards' employment.


COMPENSATION OF OTHER NAMED EXECUTIVE OFFICERS

     At a meeting held on April 4, 1994, the Committee approved employment agreements with Drs. Kahane and Tipermas, following its determination that the salaries contained therein were appropriate for each based on each person's commitment to remain with the Company for a specified period of time and each person's agreement not to compete with the Company for a specified period of time should either leave the employ of the Company. Both Dr. Kahane and Dr. Tipermas are participants under the Senior Executive Officers Severance Plan; their employment agreements provide for severance payments pursuant to that Plan. The employment agreements also provide for future bonus payments and for stock options that vest beginning on March 1, 1995. The terms of these are specifically described on pages 18 and 19 of this Proxy Statement.

     The Committee granted Drs. Kahane and Tipermas 100,000 and 125,000 new options, respectively, as part of their new agreements. Both Dr. Kahane and Dr. Tipermas were obligated to relinquish their existing out-of-the-money options in return for the new grants. The new options have a grant date of April 4, 1994, an expiration date of November 15, 1999, an exercise price of $3.48 (the 20-day average of the NYSE trading price of the Common Stock on the date of grant), and a 25% vesting schedule over four years beginning on March 1, 1995. The relinquished options had the following terms:



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                      Page 23

  ==============================================================================
                                     Exercisable/
     Number of      Grant Date     Unexercisable on    Option Price   Expiration Date
      Options                      4/4/94 Grant Date

  =================================================================================
   Stephen W. Kahane
  ---------------------------------------------------------------------------------
        15,000       05/14/90              20,000/0         $9.51      05/14/95
  ---------------------------------------------------------------------------------
        15,000       05/08/92              15,000/0         $8.25      05/06/96
  ---------------------------------------------------------------------------------
        10,000       05/08/92           3,334/6,666         $8.25      05/08/97
  ---------------------------------------------------------------------------------
   Marc Tipermas
  ---------------------------------------------------------------------------------
        20,000       05/14/90              20,000/0         $9.51      05/14/95
  ---------------------------------------------------------------------------------
        15,000       05/08/92              15,000/0         $8.25      05/06/96
  ---------------------------------------------------------------------------------
        25,000       05/08/92          15,537/9,463         $8.25      05/08/94
===================================================================================

The decision to replace Dr. Kahane's and Dr. Tipermas' existing options and to grant additional options was intended to provide an incentive for each officer to remain in the employ of the Company and to contribute to its financial success.

     The options held by Dr. Kahane and Dr. Tipermas and shown on the above table as expiring on May 6, 1996, were originally granted on May 6, 1991, at an option price of $16.23. From May 1991 to May 1992 the Common Stock trading price fell from a high of $18.50 (May 10, 1991) to $8.25 (May 7, 1992). To retain the incentive compensation value of options granted in May of 1991, the Company replaced almost all of the $16.23 options held by then-current employees of the Company with $8.25 options. The $8.25 options had identical vesting terms and expiration dates as those of the $16.23 options. Drs. Kahane's and Tipermas' $16.23 options were included as part of this option replacement plan.

THE COMPANY'S LONG-TERM INCENTIVE AWARD PROGRAM

     At its April 24, 1995, meeting, the Committee considered and approved the adoption of a new Long-term Incentive Award Program (the New LTI). The New LTI replaces the Long-term Incentive Compensation Plan which had been in effect since March 1, 1992; no awards had been made under that plan because the Company's earnings per share fell below the threshold amount required for award grants. The New LTI, like the former plan, is designed to serve several purposes: to provide a long-term incentive award that continually focuses and influences executive management decision-making as well as key management members on the long-term growth and profit goals of the Company; to provide a long-term incentive vehicle that will provide some retention "handcuffs" (stability) to the work force during the next four to five years; to provide annual grants that are market competitive; to provide significant financial rewards to key employees in tandem with shareholders' accumulation of wealth; and to provide an overall structure that creates a "level playing field" for all key management members and promotes synergy and a team environment among the members of senior management.

     As of the date the New LTI was adopted, a total of 33 key management members were named as participants in the New LTI and are eligible for an initial grant of stock options under the New LTI. A first-year maximum stock option grant also was established for each such participant; the percentage of that maximum that each will receive, if any, will depend on the Company's fiscal year 1996 earnings per share. An additional 14 management members are eligible for inclusion in the New LTI in future years; these 14 are not initial participants in the New LTI because they either are under a contract or agreement that provides for the grant of stock options or they have received a substantial grant of stock options in the past two years. The maximum number of five-year stock options to be granted to any one participant either initially or based on fiscal year 1996 earnings per share is 20,000; they will vest equally over a four-year period; and they have an exercise price equal to the fair market value of the Common Stock on the date of grant.



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                      Page 24

THE COMPANY'S SENIOR EXECUTIVE OFFICERS SEVERANCE PLAN

     On April 4, 1994, the Committee approved the adoption of the Company's Senior Executive Officers Severance Plan (the "SEOSP"). In December 1994, the SEOSP was amended to clarify (a) that once an officer becomes a participant in the SEOSP, he or she will continue to be eligible for SEOSP benefits throughout his or her employment by the Company and (b) that the SEOSP is intended to set a minimum severance benefit for the participant. If a participant is entitled to a greater benefit under his or her employment agreement with the Company, then such arrangement prevails over the lower SEOSP benefit. The eligible participants in the SEOSP are the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, the General Counsel, the Senior Vice President and Director of Human Resources, and any Executive Vice President or other officer of equivalent rank as designated by the Compensation Committee. The terms of the SEOSP are described on page 17 of this Proxy Statement.

     At the time of the adoption of the SEOSP, the Committee reviewed the findings of an informal study of executive recruiting firms with respect to severance payments usually available to executive personnel and of severance plans of comparable companies. It was noted that the severance arrangements then provided on a Company-wide basis did not adequately provide for severance payments to executive personnel. The Committee determined that the SEOSP would provide for severance payments to executive personnel at approximately the mid-range of the plans and recruiting firms' comments contained in the informal study. The Board of Directors accepted the recommendation of the Committee that the Plan be adopted.


THIS REPORT IS BEING SUBMITTED BY THE FOLLOWING MEMBERS OF THE COMPENSATION
COMMITTEE:

                    VOTING MEMBERS DURING FISCAL YEAR 1995
                    AND AS OF THE DATE OF THIS PROXY STATEMENT:

                         Tony Coelho (Chairman)
                         Gian Andrea Botta
                         Frederic V. Malek

                    EX-OFFICIO AND NON-VOTING MEMBER DURING FISCAL YEAR 1995
                    ----------
                    AND AS OF THE DATE OF THIS PROXY STATEMENT:

                         James O. Edwards



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                      Page 25

================================================================================
                                 OTHER MATTERS
================================================================================

     At May 24, 1995, management was not aware that any matters not referred to on the enclosed proxy card would be presented for action at the meeting. If any such matter properly comes before the meeting, shares represented by proxies in the accompanying form will be voted with respect thereto in accordance with the judgment of the holders of such proxies.

     SHAREHOLDER PROPOSALS AND OTHER BUSINESS. Shareholders wishing to submit proposals to be included in the Proxy Statement for the 1996 Annual Meeting should submit them in writing to the Secretary of the Company, ICF Kaiser International, Inc., 9300 Lee Highway, Fairfax, Virginia 22031, no later than January 25, 1996. A shareholder's notice with respect to other business to be brought before the 1995 Annual Meeting by such shareholder must set forth as to each matter of business:
     (a) a brief description of such business and the reasons for conducting it at the meeting,
     (b)  the name and address of the shareholder proposing such business,
     (c) the class, series, and number of shares of the capital stock of the Company beneficially owned by such shareholder, and
     (d)  any material interest of such shareholder in such business.

     DIRECTOR NOMINATIONS. Shareholders wishing to nominate persons for election as a director at the 1996 Annual Meeting, or otherwise to present business at that meeting, must do so pursuant to a timely notice sent in writing to the Secretary of the Company, ICF Kaiser International, Inc., 9300 Lee Highway, Fairfax, Virginia 22031. To be timely, the notice must be received by the Company at the above address not less than 60 days nor more than 90 days prior to the 1996 Annual Meeting. In the event that shareholders are notified, or public disclosure is made, of the date of the 1996 Annual Meeting less than 75 days before such date, a notice will be considered timely if it is received by the Company not later than the close of business on the 15th day following the earlier of the day on which shareholders were notified, or such public disclosure was made. A shareholder's notice of nomination must set forth:
     (a) as to each person who is not an incumbent director whom a shareholder proposes to nominate for election or re-election as a director
         (i) the name, age, business address, and residence address of such person,
         (ii)  the principal occupation or employment of such person,
         (iii) the class and number of shares of capital stock of the Company which are beneficially owned by such person, and
         (iv) any other information relating to such person that is required to be disclosed in solicitation for proxies for elections of directors pursuant to the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and
     (b) as to the shareholder giving the notice
         (i)   the name and record address of such shareholder and
         (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such shareholder. Such notice shall be accompanied by the written consent of each proposed nominee to serve as a director of the Company if elected.

     The Company may require any proposed nominee to furnish such other information as reasonably may be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. Persons nominated by shareholders for election as a director will not be eligible to serve as a director, unless nominated in accordance with the foregoing procedures.

     This Proxy Statement is provided by direction of the Board of Directors.

                                     /s/Paul Weeks

May 24, 1995                         Paul Weeks, II
                                     Senior Vice President, General Counsel
                                      and Secretary



--------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1995 Proxy Statement                      Page 26

[LOGO] ICF KAISER           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            OF THE COMPANY FOR THE ANNUAL MEETING OF
                            SHAREHOLDERS TO BE HELD ON  FRIDAY, JUNE 23, 1995


P     The undersigned hereby constitutes and appoints James O. Edwards,
R     Richard K. Nason, and Paul Weeks, II, and each of them, his or her true
O     and lawful agents and proxies with full powers of substitution in each,
X     to represent the undersigned at the Annual Meeting of Shareholders of ICF
Y KAISER INTERNATIONAL, INC. to be held at the headquarters of the Company, 9300 Lee Highway, Fairfax, Virginia on Friday, June 23, 1995, at
      9:00 a.m., and at any adjournments thereof, on all matters coming before said meeting.


                         Election of Directors, Nominees:  James O. Edwards
                                                           Rebecca P. Mark
                                                           Richard K. Nason


      YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES NAMED ABOVE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

--------------------------------------------------------------------------------
                               FOLD AND DETACH HERE



[LOGO] ICF KAISER                                       ANNUAL MEETING
                                                        OF SHAREHOLDERS
                                                         June 23, 1995
                                                            9:00 am

                                                          Auditorium
                                                       9300 Lee Highway
                                                       Fairfax, VA 22031

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE                                                         7225


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND FOR PROPOSAL 2.
--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF DIRECTORS AND FOR
                                  PROPOSAL 2.
--------------------------------------------------------------------------------


                       FOR    WITHHELD
1. Election of
  Directors            [ ]      [ ]
 (see reverse)

For, except vote withheld from the following nominee(s):

--------------------------------------------------------

                       FOR    AGAINST     ABSTAIN
2. Approval of
   Appointment of      [ ]      [ ]         [ ]
   Independent
   Public
   Accountants

--------------------------------------------------------------------------------


SIGNATURE(S)                      DATE
            ---------------------      ---------
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

--------------------------------------------------------------------------------
                           FOLD AND DETACH HERE


                                ANNUAL MEETING
                                      OF
                        ICF KAISER INTERNATIONAL, INC.
                                 SHAREHOLDERS

                             FRIDAY, JUNE 23, 1995
                                    9:00 AM
                                  AUDITORIUM
                               9300 LEE HIGHWAY
                                  FAIRFAX, VA

================================================================================

                                    AGENDA
                                    ------

  *    ELECTION OF THREE DIRECTORS
  *    APPROVAL OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
  *    REPORT ON THE PROGRESS OF THE COMPANY
  *    QUESTIONS FROM SHAREHOLDERS IN ATTENDANCE

================================================================================